Exhibit 10.4

                                License Agreement

Party A ("Licensor"): Chang Yu

Party B ("Licensee"): Harbin Pacific Dragon Fertilizers Co. Ltd.
Legal Representative: Chang Yu

Pursuant to Contract Law of People's Republic of China, the parties through mutual negotiations hereby enter into this Agreement, under which Party A licenses Party B to use the production process and formula of the proprietary technology of "Tailong" Lvlingbao liquid compound fertilizer ("Technology").

1. Name of the Technology: production process and formula of "Tailong" Lvlingbao liquid compound fertilizer.
2. Methods and scope: Party A authorizes Party B to use the Technology for free in its production and business activities.
3. Term: from the date on which Party A licenses Party B the Technology to December 31, 2009.
4.   Obligations of Party A:
     (a) Party A should continue to provide the materials and instruction of the Technology after this Agreement takes into effect;
     (b) Party A undertakes that Party A is the legal owner of the Technology and does not use on his own or license the Technology to any other party except Party B;
     (c) During the term of this agreement, Party A shall not provide the Technology to any third party or use the Technology himself, and keep the confidentiality of the Technology.
5.   Obligations of Party B:
     (a) Party B shall not misappropriate the Technology in connection with any illegal activities;
     (b) Party B shall keep the Technology confidential during the term of this agreement and after the expiration of the term of this Agreement.
6. In the event that a Party breaches the Agreement and causes damages to the other Party, the breaching party should be obligated to compensate.
7. In the event a dispute arises between Party A and Party B in connection with the implementation of this Agreement, the Parties shall settle such dispute through friendly consultations. If the consultation fails to lead to an agreement, either party can bring a lawsuit to a People's court having jurisdiction.
8. This agreement shall become effective as of the date when both parties sign and/or affix seals to it.
9. This agreement consists of two originals. Party A and Party B each retain one copy with the same legal effect.

Party A: (signature)

Party B: Pacific Dragon Fertilizers Co. Ltd, (seal)



January 6, 2005